Joint Filer Information

Name of Joint Filer:                HM3/GP Partners, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:  August 1, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HM3/GP Partners, L.P.

                                    By:  Hicks, Muse GP Partners III, L.P., its general partner

                                    By:  Hicks, Muse Fund III Incorporated, its general partner

                                    By:  /s/ William G. Neisel
                                         ---------------------------------------------
                                         William G. Neisel
                                         Treasurer

Joint Filer Information

Name of Joint Filer:                HM3 Coinvestors, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:  August 1, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          HM3 Coinvestors, L.P.

                                    By:  Hicks, Muse GP Partners III, L.P., its general partner

                                    By:  Hicks, Muse Fund III Incorporated, its general partner

                                    By:  /s/ William G. Neisel
                                         ---------------------------------------------
                                         William G. Neisel
                                         Treasurer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:  August 1, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          Hicks, Muse GP Partners III, L.P.

                                    By: Hicks, Muse Fund III Incorporated, its general partner

                                    By:  /s/ William G. Neisel
                                         --------------------------------------------
                                         William G. Neisel
                                         Treasurer

Joint Filer Information

Name of Joint Filer:                Hicks, Muse Fund III Incorporated

Address of Joint Filer:             c/o Hicks, Muse, Tate & Furst Incorporated
                                    200 Crescent Court, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:  August 1, 2013

Issuer Name and Ticker Symbol:      LIN Media LLC (NYSE: LIN)

Signature:                          Hicks, Muse Fund III Incorporated

                                    By:  /s/ William G. Neisel
                                         --------------------------------------------
                                         William G. Neisel
                                         Treasurer